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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: November 14, 2003
Date of earliest event reported: November 13, 2003

PRECISION CASTPARTS CORP.
(Exact name of registrant as specified in its charter)

Oregon	1-10348	93-0460598
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
4650 S.W. Macadam Avenue Suite 440 Portland, Oregon 97239-4254 (Address of principal executive offices)
(503) 417-4800 (Registrant's telephone number, including area code)

ITEM 5.    OTHER EVENTS

        On November 13, 2003 Precision Castparts Corp. ("PCC") and SPS Technologies, Inc. ("SPS") issued a joint press release announcing that they have set December 2, 2003 as the election deadline for merger consideration elections in connection with PCC's proposed acquisition of SPS. The joint press release is filed as Exhibit 99.1 to this report and the election materials are filed as Exhibit 99.2 to this report.

ITEM 7.    Financial Statements and Exhibits

  (c)
  Exhibits:

Exhibit 99.1	Press Release of Precision Castparts Corp. and SPS Technologies, Inc. issued on November 13, 2003
Exhibit 99.2	Election Form/Letter of Transmittal Materials mailed to the Shareholders of SPS Technologies, Inc. on November 12, 2003

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRECISION CASTPARTS CORP.
Date: November 14, 2003	By:	/s/ WILLIAM D. LARSSON
	Name:	William D. Larsson
	Title:	Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 99.1	Press Release of Precision Castparts Corp. and SPS Technologies, Inc. issued on November 13, 2003
Exhibit 99.2	Election Form/Letter of Transmittal Materials mailed to the Shareholders of SPS Technologies, Inc. on November 12, 2003

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SIGNATURE
EXHIBIT INDEX